Exhibit 10.4

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 28, 2012, is among DPM ACQUISITION, LLC, a Delaware limited liability company (the “Borrower”), the Lenders signatories below, and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent (the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Credit and Security Agreement dated as of May 21, 2012 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Company, the Administrative Agent and the undersigned Lenders wish to (i) evidence the termination of the Commitments of the Lenders and signatories below and provide for the payment of the outstanding Revolving Credit Exposure of such Lenders on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.    Amendment of Credit Agreement:
(a)    Each of the Borrower, each Lender party hereto, and the Administrative Agent hereby agrees that the Agreement is hereby amended to:
(i) reduce the Commitments of each of the Lenders party hereto to an amount which will not at any time exceed the outstanding Revolving Credit Exposure of such Lender; and
(ii) to cause the outstanding Revolving Credit Exposure of each Lender party hereto to be converted to a Term Loan, payable in accordance with the terms of the Credit Agreement as a Term Loan thereunder.
(b)    Any Lender who has requested that the Revolving Loans made by it be evidenced by a promissory note in accordance with Section 2.06(e) of the Credit Agreement may request an exchange of such promissory note for a note in substantially the form of Exhibit B-2 evidencing such Loans conversion to Term Loans in accordance with this Amendment by presenting such original promissory note for exchange at the offices of the Borrower.
2.    Representations and Warranties of the Borrower. The Borrower represents and warrants that:
(a)    The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.
(b)    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment, except any order that has been duly obtained and is (x) in full force and effect and (y) sufficient for the purposes hereof.
(c)    This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.
3.    Amendment Effective Date. This Amendment shall, with respect to the Revolving Loans of each Lender party hereto, become effective as of the date (the “Amendment Effective Date”) upon which the following conditions precedent shall be satisfied:
(a)    The Administrative Agent shall have received (i) a counterpart of this Amendment signed on behalf of the Borrower and the Required Lenders or (ii) written evidence (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that each party hereto has signed a counterpart of this Amendment; and
(b)    Such Lender shall have delivered an executed counterpart of this Amendment; provided, however, that such Lender shall provide such executed counterpart on or prior to October 15, 2012.
4.    Reference to and Effect Upon the Credit Agreement.
(a)    Except as specifically amended and supplemented hereby, the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.
5.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without giving effect to its choice of law provisions.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by .pdf or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan and Security Agreement as of the date first above written.
Borrower:

DPM ACQUISITION, LLC

By:     /s/ David F. Palmer
Name:     David F. Palmer
Title:    President

Administrative Agent:

GUGGENHEIM CORPORATE FUNDING, LLC

By:    /s/ William Hagner
Name:    William Hagner
Title:     Senior Managing Director

Lenders:

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE
AND HEALTH INSURANCE, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

GUGGENHEIM LIFE AND ANNUITY
COMPANY, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

SBC FUNDING, LLC, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

EQUITRUST LIFE INSURANCE COMPANY, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

WILSHIRE INSTITUTIONAL MASTER FUND SPC – GUGGENHEIM ALPHA SEGREGATED PORT, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

WAKE FOREST UNIVERSITY, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

SILVER ROCK FINANCIAL LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

DNSMORE LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

GENTRACE LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

NPI LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

MOUNTE LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

WELLWATER LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

GENUNO LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

QUISSETT PARTNERS, L.P., as a Lender

By: Wellington Management Company, LLP as investment adviser

By: /s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title:    Vice President and Counsel

QUISSETT INVESTORS (BERMUDA), L.P., as a Lender

By: Wellington Management Company, LLP as investment adviser

By: /s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title:    Vice President and Counsel

BAY POND PARTNERS, L.P., as a Lender

By: Wellington Management Company, LLP as investment adviser

By: /s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title:    Vice President and Counsel

BAY POND PARTNERS (BERMUDA), L.P., as a Lender

By: Wellington Management Company, LLP as investment adviser

By: /s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title:    Vice President and Counsel

ITHAN CREEK MASTER INVESTORS (CAYMAN), L.P., as a Lender

By: Wellington Management Company, LLP as investment adviser

By: /s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title:    Vice President and Counsel

ITHAN CREEK MASTER INVESTORS PARTNERSHIP (CAYMAN) II, L.P., as a Lender

By: Wellington Management Company, LLP as investment adviser

By: /s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title:    Vice President and Counsel

DPM Holdings, LLC, a Delaware limited liability company, is the “Guarantor” named in that certain Guaranty dated as of May 21, 2012 (as amended, restated or otherwise modified from time to time, the “Guaranty”), in favor of Guggenheim Corporate Funding, LLC, as Administrative Agent for itself and for the Lenders under and as defined in the Loan and Security Agreement dated as of May 21, 2012 (the “Credit Agreement”). DPM Holdings, LLC hereby acknowledges receipt of a copy of the foregoing First Amendment to Loan and Security Agreement, agrees that references in the Guaranty to the Credit Agreement shall mean the Credit Agreement as amended by said First Amendment to Loan and Security Agreement and as further amended, restated or otherwise modified from time to time, and confirms the continuing validity of the Guaranty.

Guarantor:

DPM HOLDINGS, LLC

By:     /s/ David F. Palmer
Name:     David F. Palmer
Title:    President